Execution Version
FOURTEENTH AMENDMENT AGREEMENT
    This FOURTEENTH AMENDMENT AGREEMENT (this “Amendment Agreement”), dated as of March 19, 2026, is entered into by NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), each of the Guarantors as of the date hereof, NATIXIS, NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), and each of the Lenders and Issuing Banks party to the LCA (as defined below).
PRELIMINARY STATEMENT
A.Reference is made to that certain Letter of Credit and Reimbursement Agreement, dated as of July 16, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “LCA”), by and among the Borrower, the Guarantors party thereto from time to time, Natixis, New York Branch, as administrative agent, Natixis, New York Branch, as collateral agent, the Lenders party thereto from time to time and the Issuing Banks party thereto from time to time.

B.The Maturity Date is March 31, 2026;

C.Several Letters of Credit are currently scheduled to remain outstanding on and after the Maturity Date;

D.The Borrower has informed the Lenders that certain Defaults or Events of Defaults listed on Annex C hereto have occurred (each a “Specified Default” and collectively, the “Specified Defaults”) and requested that the Lenders waive the Borrower’s compliance with the related terms and conditions of the LCA specifically referenced therein, in each case on the terms and subject to the conditions set forth in this Amendment Agreement and only during the period specified herein (such temporary waivers with respect to the Specified Defaults, collectively, the “Requested Waivers”);

E.The Borrower and the Guarantors have also requested, and the Lenders, the Issuing Banks and the Administrative Agent have agreed, to extend the Maturity Date and amend certain provisions of the LCA as more fully set forth herein.

F.Section 9.1 of the LCA provides that the Lenders, the Administrative Agent, the Issuing Banks, the Borrower and each other Loan Party who is a party to the LCA may modify, amend and supplement the LCA in the manner set forth in this Amendment Agreement.
NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Amendment Agreement and for valuable consideration received, the parties hereto agree as follows:
Section 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the LCA. Section 1.2 (Other Definitional Provisions; Rules of Construction) of the LCA apply to this Amendment Agreement, mutatis mutandis.
Section 2. Requested Waivers with respect to the Specified Defaults.
(a)Effective from and after the date hereof, upon the satisfaction of the conditions precedent set forth in Section 4 hereof and the occurrence of the Fourteenth Amendment Agreement Effective Date (as defined below), the LCA is hereby amended as set forth below.

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i)The following definitions set forth in Section 1.1 of the LCA are hereby deleted and replaced in their entirety, respectively, as follows:

(1)““Existing LCs”: collectively, the Letters of Credit existing on the Fourteenth Amendment Agreement Effective Date and described in Schedule 1.2.”

(2)““Maturity Date”: September 15, 2026; provided that if such date is not a Business Day, then the Maturity Date shall be the immediately preceding Business Day.”

ii)The following definitions are hereby added to Section 1.1 of the LCA (in the appropriate alphabetical order):

(1)““Fourteenth Amendment Agreement”: that certain Fourteenth Amendment Agreement, dated as of the Fourteenth Amendment Agreement Effective Date, by and among the Borrower, the Guarantors party thereto, the Lenders and Issuing Banks party thereto, the Administrative Agent and the Collateral Agent.”

(2)““Fourteenth Amendment Agreement Effective Date”: has the meaning specified in the Fourteenth Amendment Agreement.”

(b)As of the Fourteenth Amendment Agreement Effective Date, Schedule 1.2 to the LCA is hereby deleted and replaced in its entirety by Schedule 1.2 attached hereto as Annex A.
(c)Pursuant to Section 9.1 of the LCA, and subject to the terms and conditions set forth herein, each of the Lenders severally (and neither jointly nor jointly and severally) hereby agrees to the Requested Waivers solely for the purpose of satisfying the applicable conditions precedent under Section 4.2 of the LCA in connection with the issuance of any Letters of Credit during the period from the Fourteenth Amendment Agreement Effective Date until April 3, 2026. The parties hereto hereby expressly acknowledge and agree that the Requested Waivers shall only apply to the Specified Defaults and shall automatically (without any further action) terminate and cease to be effective upon April 3, 2026.
(d)Notwithstanding any provision of this Amendment Agreement to the contrary, (a) (i) no other provisions of the LCA and (ii) none of the exhibits or schedules to the LCA are intended to or shall be amended or otherwise modified or affected by this Amendment Agreement, except as expressly set forth herein and (b) all Letters of Credit issued and Obligations incurred or arising under the LCA and the other Loan Documents which are outstanding on the Fourteenth Amendment Agreement Effective Date shall continue as Letters of Credit and Obligations under (and shall be governed by the terms of) the LCA and the other Loan Documents. Neither this Amendment Agreement or the LCA is intended to, and neither shall, constitute a novation.
Section 3. Representations and Warranties.
The Borrower and each Guarantor hereby represent and warrant to the Administrative Agent, Lenders and Issuing Banks that, as of the Fourteenth Amendment Agreement Effective Date (both immediately before and immediately after the effectiveness of this Amendment Agreement) (A) this Amendment Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity

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or law); (B) no Reimbursement Obligations are outstanding; (C) after giving effect to the Requested Waivers contemplated hereby, no Default or Event of Default has occurred and is continuing or will result from the transactions contemplated by this Amendment Agreement; (D) the LC Exposure is less than the Total LC Limit; (E) none of the execution, delivery and performance of this Amendment Agreement or the transactions contemplated hereby or in the LCA will contravene, violate or result in a breach of or default under any Loan Party’s Organizational Documents, the Existing Indentures, the Revolving Credit Agreement, the agreements or instruments relating to any other Equal Priority Obligations, any Requirement of Law or any Contractual Obligation of any Loan Party after giving effect to the RSA (as defined below), other than any violation that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents); (F) the requested extension to the Maturity Date and other amendments contemplated herein are permitted by the terms of any Equal Priority Obligations after giving effect to the RSA; (G) the Collateral Account is subject to the control of the Collateral Agent; (H) except as provided for in the Security Agreement and Control Agreement as security for the Obligations, none of the Grantors has pledged, collaterally assigned, mortgaged, transferred or granted to any other Person a continuing security interest in any of its right in, and title and interest to and under, all or any portion of the Collateral Account Collateral (as defined in the Security Agreement); (I) the Collateral Account (together with any cash and Cash Equivalents therein) is not Shared Collateral or “Single Lien Collateral” (as defined in the Equal Priority Intercreditor Agreement); (J) the amount on deposit in the Collateral Account is not less than the Required Cash Level (and the Borrower shall have provided or caused to be provided to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent of the same); (K) the Letters of Credit and any Reimbursement Obligations with respect thereto constitute Equal Priority Obligations; (L) other than the Specified Exclusions (as defined below) and after giving effect to the Requested Waivers contemplated hereby, the representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof; (M) the execution, delivery and performance by the Borrower and each Guarantor of this Amendment Agreement, does not and will not conflict with or result in any breach or contravention of, or the creation of any Lien (except for Permitted Liens) under, or require any payment to be made under (x) any material contractual obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any Subsidiary or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or any Subsidiary or its property is subject, or violate any applicable Law in any material respect; (N) there has been no change in the information provided in the most recently delivered Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein; (O) the executed version of the RSA, dated March 17, 2026, delivered to the Administrative Agent and Lenders is true, correct and current in all respects as of the time delivered; and (P) the representations and warranties of the Company Parties (as defined in the RSA) set forth in Section 5 of the RSA were true and correct (without giving effect to any “materiality,” “material adverse effect,” or similar qualifiers contained therein) in all material respects as of the Agreement Effective Date (as defined in the RSA) (or as of such other date expressly set forth in such representation or warranty). “Specified Exclusions” means the representations and warranties set forth in Section 3.7 of the LCA (solely as it relates to the Specified Defaults and any other Specified Default (as defined in the RSA)), the representations and warranties set forth in the other Loan

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Documents as it relates to matters of solvency and the ability of the Loan Parties to pay their debts as they become due, and the matters referred to in that certain Form 8-K filed by the Borrower on March 17, 2026.

Section 4. Conditions to Amendment Agreement.
This Amendment Agreement shall become effective without any further action or consent by any party, as of the date hereof (the “Fourteenth Amendment Agreement Effective Date”), upon the satisfaction of each of the following conditions, in each case in form and substance reasonably satisfactory to the Administrative Agent:

A.Amendment Agreement. The Administrative Agent shall have received from the Borrower, each other Loan Party, and each of the Lenders and Issuing Banks a duly executed counterpart of this Amendment Agreement.

B.Responsible Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower and each Guarantor, certifying (A) as to copies of the Organizational Documents of such Person, together with all amendments thereto, (B) as to a copy of the resolutions or written consents of such Person authorizing (1) the execution and delivery of this Amendment Agreement and the incurrence or confirmation of the Obligations under the Loan Documents and the transactions contemplated by the Loan Documents to which such Person is or will be a party, and (2) the execution, delivery and performance by such Person of each Loan Document to which such Person is or will be a party (including, but not limited to, Notices of LC Activity and LC Applications) and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith and (C) the names and true signatures of the representatives of such Person authorized to sign each Loan Document (in the case of the Borrower, including all notices under the LCA and the other Loan Documents) to which such Person is or will be a party and the other documents to be executed and delivered by such Person in connection herewith and therewith, together with evidence of the incumbency of such authorized officers.

C.Opinion of Counsel. The Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, (i) a legal opinion of Skadden, Arps, Slate Meagher & Flom LLP, United States counsel to the Borrower and its Subsidiaries dated the date hereof and addressed to the Secured Parties and (ii) legal opinions of applicable local counsel to the Borrower dated the date hereof and addressed to the Administrative Agent and the Lenders party hereto.

D.No Default; Representations and Warranties. As of the Fourteenth Amendment Agreement Effective Date, after giving effect to this Amendment Agreement: (i) no Default or Event of Default shall have occurred and be continuing (other than the Specified Defaults) and (ii) other than the Specified Exclusions (which apply solely with respect to clauses (C), (E), (F), (J), (L) and (M) of Section 3) and after giving effect to the Requested Waivers contemplated hereby, the representations and warranties contained herein shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall

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not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof.

E.Effective Date Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying that the conditions set forth in Section 4(D) are satisfied.

F.Perfection Certificate. The Administrative Agent shall have received a perfection certificate delivered on the Fourteenth Amendment Agreement Effective Date for each Loan Party (substantially in the form of the perfection certificate delivered on the Eleventh Amendment Agreement Effective Date).

G.Lien Searches. The Borrower and Guarantors shall use commercially reasonable efforts to provide the Administrative Agent a report of financing statement, tax, judgment or other customary lien searches performed in Barbados, Bermuda, Ireland, Jamaica, Mexico, Puerto Rico and the United States with respect to the Loan Parties existing in such jurisdictions, and such report shall show no Liens on such Loan Parties’ Property (except as permitted by Section 6.6 of the LCA) and otherwise be in form and substance reasonably satisfactory to the Administrative Agent; provided that, any such lien searches not so provided on or prior to the Fourteenth Amendment Effective Date shall be provided within the time periods specified on Annex B hereto (subject to extensions and exceptions as reasonably agreed by the Administrative Agent).

H.Payment of Fees and Expenses. The Borrower shall have paid or caused to be paid on or before the Fourteenth Amendment Agreement Effective Date (i) all fees, costs and expenses then payable to the Agents, Issuing Banks and Lenders in accordance with Section 9.5 of the LCA or any other agreement among the Borrower and such Lender in respect of this Amendment Agreement and the transactions contemplated in connection herewith, including those specified in the Fee Letters, and (ii) the charges of any Platform and all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, its legal counsel, or RPA Advisors, LLC as Lender Advisor (to the extent provided for in the LCA) in connection with the preparation and negotiation of this Amendment Agreement that, in each case, have been invoiced at least one (1) Business Day prior to the Fourteenth Amendment Agreement Effective Date.

I.Fee Letter. The Administrative Agent and Lenders shall have received the Fee Letter entered into in connection with this Amendment Agreement, executed and delivered by a duly authorized officer or signatory of each party thereto.

J.Other Loan Documents. Subject to any post-closing time frames specified and other applicable limitations set forth on Annex B hereto, the Administrative Agent shall have received for each applicable Foreign Subsidiary that is a Guarantor on the Fourteenth Amendment Agreement Effective Date any required amendments, amendments and restatements, supplements or other modifications to the Security Documents in respect of the Collateral in the relevant jurisdictions outside of the United States, and all filings and other documents required by such Security Documents to create, amend or perfect (to the extent required by such Security Documents) the security interests for the benefit of the Secured Parties in the Collateral of such Guarantor.

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K.RSA. The Administrative Agent and Lenders shall have received a true and correct executed version of that certain Restructuring Support Agreement, by and between the Borrower, certain of its directly and indirectly owned subsidiaries, Kroll Issuer Services Limited, as information agent, and certain holders or lenders of, or the investment advisor or manager to a beneficial holder(s) or lender(s) of, the Group’s debt party thereto (together with the Restructuring Term Sheet (as defined therein), the “RSA”).

The Administrative Agent is hereby authorized and directed to declare this Amendment Agreement to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 9.1 of the LCA. Such declaration shall be final, conclusive and binding upon all parties to the LCA for all purposes.
Section 5. Effect of Amendment.
(a)Upon (and from and after) the Fourteenth Amendment Agreement Effective Date, (i) each reference in the LCA to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the LCA, and each reference in each other Loan Document to “the LCA Agreement”, “the LCA”, “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the LCA, shall mean and be a reference to the LCA as amended by this Amendment Agreement and (ii) this Amendment Agreement shall be deemed to be a Loan Document for all purposes of the LCA and the other Loan Documents.

(b)Except as specifically set forth in this Amendment Agreement, the LCA and other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legally valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its respective terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law). The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any Default or Event Default, or of any right, power or remedy of the Secured Parties under any of the Loan Documents, constitute a waiver of any provision of any of the Loan Documents or serve to affect a novation of any of the Loan Documents or Obligations.
Section 6. Additional Affirmations and Agreements.
(a)Each Lender and Issuing Bank that executes this Amendment Agreement on or prior to the Fourteenth Amendment Agreement Effective Date hereby consents to this Amendment Agreement.

(b)Each Lender hereby authorizes and directs the Administrative Agent and the Collateral Agent to execute this Amendment Agreement (together with any other agreements, appointments or acknowledgements incidental thereto or required in connection therewith).

(c)Each of the parties hereto hereby further covenants and agrees (individually and on their own behalf) as follows:
(i)    in the event of a proceeding under any Bankruptcy Law of any Loan Party, whether voluntary or involuntary, the Secured Parties (A) shall have allowed claims against such Loan Party in respect of the Obligations of such Loan Party, which claims shall constitute secured

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claims to the extent of the value of the Secured Parties’ interest in the Collateral, and (B) shall be entitled to adequate protection of their interest in the Collateral to the extent of any diminution in the value thereof;
(ii)    to the extent not inconsistent with the Equal Priority Intercreditor Agreement and NFE Financing Equal Priority Intercreditor Agreement, the Loan Parties shall consult reasonably and in good faith with the Administrative Agent and the Lenders in an effort to reach mutually satisfactory arrangements concerning the use of cash Collateral and/or DIP Financing (as defined in the Equal Priority Intercreditor Agreement) in such proceeding, including, without limitation, by (A) considering in good faith any proposal by the Administrative Agent or Lenders to provide DIP Financing in such proceeding, and (B) exercising commercially reasonable best efforts to obtain court approval of, and any consents of third parties (including, without limitation, any consents that may be required pursuant to the Equal Priority Intercreditor Agreement and the NFE Financing Equal Priority Intercreditor Agreement) necessary for, any such mutually satisfactory financing arrangements to which the Loan Parties and the Administrative Agent and Lenders (as applicable) may agree; provided, for the avoidance of doubt, that the Loan Parties acknowledge that nothing in this Section 7(c) shall be construed to require the Administrative Agent or any Lender to provide DIP Financing to any Loan Party or provide consent to the use of cash Collateral (and any Lender’s decision with respect thereto may be made in its sole and absolute discretion), and that all rights of the Administrative Agent and Lenders are expressly reserved with respect to any DIP Financing and use of cash Collateral; and
(iii)    such party further acknowledges that it and the other parties hereto have been induced to enter into this Amendment Agreement and the LCA by, among other things, the mutual agreements in this clause (c).

(d)This Section 7 shall survive the termination of this Amendment Agreement, the payment in full in cash of the Obligations and the expiration or termination of all Letters of Credit and continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Secured Parties or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.
Section 7. General.
(a)GOVERNING LAW. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)The Borrower and each Guarantor hereby forever waives, releases, remises and discharges each of the Agents, the Account Bank, the Issuing Banks, the Lenders, their investment advisors, sub-advisors, and managers, and each of their respective Affiliates, and each of their officers, directors, employees, agents, professionals, advisors and counsel, including, without limitation, Steptoe LLP, as counsel to the Administrative Agent (collectively, the “Releasees”), from any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, which such Loan Party ever has or had on or prior to the Fourteenth Amendment

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Agreement Effective Date against any such Releasee which concerns, directly or indirectly, the Borrower or any Guarantor, the negotiation and execution of this Amendment Agreement, the LCA (as amended hereby) or any other Loan Document, or any acts or omissions of any such Releasee relating to the Borrower, any Guarantor, the LCA (as amended hereby) or any other Loan Document, in each case, to the extent pertaining to facts, events or circumstances existing on or prior to (but not after) the Fourteenth Amendment Agreement Effective Date (the “Released Claims”). The Loan Parties further covenant not to sue, commence, institute or prosecute, or support any Person that sues, commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any Releasees with respect to any Released Claims. As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein. The foregoing release shall survive the termination of this Amendment Agreement, the LCA, and the other Loan Documents and payment in full of all Obligations in respect thereof and is in addition to any other release or covenant not to sue in favor of the Releasees.

(c)This Amendment Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment Agreement by email or facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(d)In accordance with Section 9.5 of the LCA (as amended hereby), the Borrower shall pay or reimburse the Administrative Agent and the Collateral Agent for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Amendment Agreement and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, limited in the case of counsel fees to the reasonable and documented fees and disbursements of a single law firm as counsel to the Administrative Agent and the Collateral Agent and one local counsel to the Administrative Agent and the Collateral Agent, taken as a whole, in any relevant jurisdiction and the charges of any Platform.

(e)This Amendment Agreement is a “Loan Document” as defined and described in the LCA (as amended hereby), and all of the terms and provisions of the LCA (as amended hereby) relating to Loan Documents shall apply hereto.

(f)The provisions of Sections 9.12 and 9.16 of the LCA (as amended hereby) are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

(g)The headings of this Amendment Agreement are used for convenience of reference only, are not part of this Amendment Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment Agreement.
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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
NEW FORTRESS ENERGY INC.,
as the Borrower
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NEW FORTRESS INTERMEDIATE LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NFE ATLANTIC HOLDINGS LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS LLC
NFE FLNG 2 LLC
NFE LCA Fourteenth Amendment Agreement

NEW FORTRESS ENERGY MARKETING LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANDROMEDA CHARTERING LLC
NFE ANGOLA HOLDINGS LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC
NFE GLOBAL SHIPPING LLC
NFE GRAND SHIPPING LLC
NFE HONDURAS HOLDINGS LLC
NFE INTERNATIONAL LLC
NFE INTERNATIONAL SHIPPING LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC

By:
Name: Christopher S. Guinta
Title: Chief Financial Officer
NFE NORTH TRADING LLC
NFE PIONEER 1 LLC
NFE PIONEER 2 LLC
NFE PIONEER 3 LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE FLNG 1 ISSUER LLC
NFE SOUTH POWER HOLDINGS LLC
NFE SUB LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC
NFE LCA Fourteenth Amendment Agreement

By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

NFE LCA Fourteenth Amendment Agreement

ATLANTIC PIPELINE HOLDINGS SRL

By:
Name:    Christopher S. Guinta
Title:         Manager

NFE BERMUDA HOLDINGS LIMITED
NFE INTERNATIONAL HOLDINGS LIMITED*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under Bermuda law

NFE NICARAGUA HOLDINGS LLC

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE SHANNON HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE SOUTH POWER TRADING LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE LCA Fourteenth Amendment Agreement

AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.
NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V.
NFE ALTAMIRA ONSHORE, S. DE R.L. DE C.V.
MEXICO FLNG ONSHORE, S. DE R.L. DE C.V.

By:
Name:    Christopher S. Guinta
Title:         Legal Representative
NFE LCA Fourteenth Amendment Agreement

NFENERGÍA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER WEST LLC

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA

By:
Name:    Christopher S. Guinta
Title:     Chief Financial Officer
NFE LCA Fourteenth Amendment Agreement

NFE MEXICO HOLDINGS S.À R.L.
A Luxembourg private limited liability company (société à responsabilité limitée), with registered office located at 12F, rue Guillaume Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267469, duly represented by:

By:
Name: Christopher S. Guinta
Title:    Manager

NFE MEXICO HOLDINGS PARENT S.À R.L.
A Luxembourg private limited liability company (société à responsabilité limitée), with registered office located at 12F, rue Guillaume Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267494, duly represented by:

By:
Name: Christopher S. Guinta
Title: Manager

NFE LCA Fourteenth Amendment Agreement

NFE GLOBAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under the laws of England and Wales

NFE MEXICO POWER HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title: Director
NFE LCA Fourteenth Amendment Agreement

NFE MEXICO TERMINAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE UK HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE GP LLC

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE INTERNATIONAL HOLDINGS 1 LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS 2 LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE LCA Fourteenth Amendment Agreement

NFE LCA Fourteenth Amendment Agreement

NATIXIS, NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

NATIXIS, NEW YORK BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

NATIXIS, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

NATIXIS, NEW YORK BRANCH, as an Issuing Bank

By:
Name:
Title:

By:
Name:
Title

NFE LCA Fourteenth Amendment Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
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NFE LCA Fourteenth Amendment Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an Issuing Bank

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NFE LCA Fourteenth Amendment Agreement

HSBC BANK USA, N.A., as a Lender

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HSBC BANK USA, N.A., as an Issuing Bank

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NFE LCA Fourteenth Amendment Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

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NFE LCA Fourteenth Amendment Agreement

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender

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NFE LCA Fourteenth Amendment Agreement

Annex A
Schedule 1.2
EXISTING LCs
(as of the Fourteenth Amendment Agreement Effective Date)

LC #	Issuer	Legal Beneficiary	Simplified Beneficiary (Not a legal term)	Amount	Expiry Date
SB-55960	Natixis	Tennessee Gas Pipelline Company, LLC	Kinder Morgan	58,186,200.00	2/1/2027
SDCMTN585218	HSBC	HSBC Bank USA / CFEnergia S.A. de C.V.	CFE	43,684,572.40	1/8/2027
GUSGTF2500131	CACIB	Scotiabank Inverlat, S.A.	CFE	13,000,000.00	1/21/2027
5001IGT2504358AG	Natixis	Scotiabank Inverlat, S.A.	CFE	9,335,998.65	11/28/2026
5001IGT2504410AG	Natixis	TotalEnergies Gas and Power Ltd	Total	31,132,614.35	4/4/2026
5001IGT2504485AG	Natixis	PR Electric Power Authority (PREPA)	PREPA	10,000,000.00	12/12/2026
				165,339,385.40

Annex A

Annex B
Foreign Subsidiary Loan Documents and Lien Searches
1.No later than thirty (30) days after the Fourteenth Amendment Effective Date (or such longer date as the Administrative Agent may agree in its sole discretion) the Borrower and Guarantors shall provide the Administrative Agent a report of financing statement, tax, judgment or other customary lien searches performed in Barbados, Bermuda, Ireland, Jamaica, Mexico, Puerto Rico, and the United States with respect to the Loan Parties existing in such jurisdictions, and such report shall show no Liens on such Loan Parties’ Property (except as permitted by Section 6.6 of the LCA) to the extent not provided on the Fourteenth Amendment Effective Date pursuant to Section 4(G) of the Fourteenth Amendment Agreement.
2.No later than ninety (90) days following the Fourteenth Amendment Effective Date (or such longer date as the Collateral Agent may agree in its sole discretion) (a) the Security Documents, or amendments, amendments and restatements, supplements or other modifications thereto, in respect of the Collateral in Nicaragua, and all filings and other documents required by such Security Documents to create or perfect (to the extent required by such Security Documents) the security interests for the benefit of the Secured Parties in the Collateral of such Guarantor; and (b) a Power of Attorney to be granted by NFE Nicaragua Development Partners Sucursal Nicaragua.
3.No later than ninety (90) days following the Fourteenth Amendment Effective Date (or such longer date as the LCA Collateral Agent may agree in its sole discretion) (a) obtaining an updated Certificate of Good Standing from the Companies Office of Jamaica; (b) stamping of the Deed of Amendment and Security Confirmation in accordance with the Stamp Duty Act; and (c) recording of the Deed of Amendment and Security Confirmation at the Island Record Office of Jamaica, each in respect of NFE South Power Trading Limited, a Jamaican limited company.
4.No later than thirty (30) days following the Fourteenth Amendment Effective Date (or such longer date as the Collateral Agent may agree in its sole discretion) the legal opinion in relation to the Barbados guarantors for the 14th Amendment.

Annex B

Annex C

Specified Defaults
1.An Event of Default under Section 7.1(a)(1)(ii) and/or Section 7.1(a)(4) of the LCA has occurred prior to the Fourteenth Amendment Agreement Effective Date as a result of the failure to cash collateralize any Letter(s) of Credit scheduled to remain outstanding on or after the Maturity Date on or prior to the date that is fifteen (15) Business Days prior to the Maturity Date, as required by Section 2.5(c) thereof.
2.To the extent constituting an Event of Default, Events of Default under Section 7.1(a)(1)(ii) of the LCA have occurred or may have occurred solely as a result of the failure to repay any Unpaid Drawings and other Reimbursement Obligations following receipt of FEMA Make Whole proceeds or the failure to otherwise cash collateralize the outstanding Letter(s) of Credit, in each case, as required by Section 2.5(g)(ii) thereof and any Event of Default resulting from the use of such proceeds.
3.Events of Default under Section 7.1(a)(3) of the LCA have occurred solely as a result of the failure to deliver a notice required by Section 5.7(a) thereof regarding the occurrence of any Default or Event of Default described in this Schedule 2.
4.Events of Default under Section 7.1(a)(3) of the LCA have occurred solely as a result of failure to maintain the Consolidated First Lien Debt Ratio for any fiscal quarter ending after December 31, 2025 and prior to the Fourteenth Amendment Agreement Effective Date, as required by Section 6.10(a) thereof.
5.Events of Default under Section 7.1(a)(3) of the LCA have occurred solely as a result of failure to maintain the Fixed Charge Coverage Ratio for any fiscal quarter ending after December 31, 2025 and prior to the Fourteenth Amendment Agreement Effective Date, as required by Section 6.10(b) thereof.
6.Events of Default under Section 7.1(a)(3) of the LCA have occurred solely as a result of failure to maintain the minimum Consolidated Liquidity required by Section 6.10(c)(ii) thereof as of the last day of the calendar months ended January 31, 2026 and February 28, 2026 and thereafter ending prior to the Fourteenth Amendment Agreement Effective Date.
7.Events of Default under Section 7.1(a)(2) of the LCA have occurred solely as a result of the making of representations and warranties, whether by bringing down or deemed or otherwise, that were inaccurate at the time such representation and warranty was made as a result of the Events of Default specified in this Annex C.
8.Events of Default under Section 7.1(a)(7)(v) of the LCA have occurred solely as a result of any admission of the inability to or failure generally to pay debts as they become due.
9.Events of Default under Sections 7.1(a)(14), 7.1(a)(15) and 7.1(a)(16) of the LCA have occurred solely as a result of failing to maintain the New 2029 Notes Forbearance Agreement, Term Loan A Forbearance Agreement and Term Loan B Forbearance Agreement in full force and effect in accordance with their respective terms, materially violating or breaching the terms of such forbearance agreements and/or the expiration of the Forbearance Period (as defined therein).

NFE LCA Fourteenth Amendment Agreement

10.Events of Default under Section 7.1(a)(4)(B) of the LCA have occurred solely as a result of failures to deliver financial statements and related materials as required by Sections 5.1(a), 5.1(b), 5.2(a), 5.2(b) and 5.2(c) thereof prior to the Fourteenth Amendment Agreement Effective Date
11.Events of Default under Section 7.1(a)(4) of the LCA have occurred or may occur on or prior to April 30, 2026 solely as a result of the Borrower’s failure to provide annual budgets for its fiscal years ending December 31, 2025 and December 31, 2026 under Section 5.2(b) thereof.
12.Events of Default under Section 7.1(a)(2) and/or Section 7.1(a)(4) of the LCA have occurred or may occur on the Fourteenth Amendment Agreement Effective Date solely as a result of the Borrower’s payment of fees specified in the Fee Letter entered into in connection with this Amendment Agreement.

Annex C